UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

 FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 9, 2018

               Worldwide Specialty Chemicals Inc.               –

(Exact name of registrant as specified in its charter)

               Delaware               –

(State or other jurisdiction of incorporation)

000-55554 –	47-5048026 –
(Commission File Number)	(IRS Employer Identification No.)

Downtown Republic Center, Suite 3100

325 N. Saint Paul Street, Dallas, TX 75201.

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (469) 513-4198

____________________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.03

MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS

On February 9, 2018, the Board of Directors of Worldwide Specialty Chemicals Inc. (the “Company”) modified the terms of the Company’s Common Stock Purchase Warrants (the “Warrants”), issued in tandem with convertible promissory notes issued by the Company.

The Board has extended the expiration terms of the Warrants from December 31, 2017 at 5:00 p.m. Hawaii time to December 31, 2018 at 5:00 p.m. Hawaii time.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Worldwide Specialty Chemicals Inc.
(Registrant)

By:	/s/ E. Thomas Layton
	Name:	E. Thomas Layton
	Title:	Chairman/Chief Executive Officer